Net Loss Per Share Attributable to Ordinary Shareholders - Summary of Computation of The Unaudited Pro Forma Basic and Diluted Net Loss Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Net loss	$ (20,041)	$ (19,108)
Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	30,668,412	29,801,064
Weighted-average of convertible redeemable preferred shares upon assumed conversion in IPO	62,319,947	58,197,494
Weighted-average of warrants to convertible redeemable preferred shares upon assumed conversion in IPO	1,030,615
Weighted-average shares used in computing pro forma net loss per share attributable to ordinary shareholders, basic and diluted	94,018,974	87,998,558
Pro forma net loss per share attributable to ordinary shareholders, basic and diluted	$ (0.21)	$ (0.22)